UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2022

NATIONAL BANK HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35654	27-0563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 East Orchard Road, Suite 300, Greenwood Village, Colorado 80111
(Address of principal executive offices) (Zip Code)

303-892-8715
(Registrant’s telephone, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Class A Common Stock	NBHC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 1, 2022, National Bank Holdings Corporation, a Delaware corporation (the “Company”), filed an automatic shelf registration statement on Form S-3 (File No. 333-267226) (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering an unspecified amount of securities, including shares of its Class A common stock, par value $0.01 per share (the “Common Stock”).

On November 1, 2022, the Company filed a prospectus supplement to the Registration Statement (the “Resale Prospectus Supplement”) covering the resale of up to 3,669,535 shares of Common Stock, which may be used by the selling stockholders identified therein to resell shares of Common Stock received by the selling shareholders in connection with the Agreement and Plan of Merger, dated March 31, 2022, by and between the Company and Bancshares of Jackson Hole Incorporated, a Wyoming corporation (“BOJH”) (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, the Company agreed to file with the Securities and Exchange Commission a prospectus supplement registering for resale the shares of Common Stock issued to stockholders of BOJH upon consummation of the merger contemplated by the Merger Agreement.

The Company is filing this report to provide the legal opinion as to the validity of the securities covered by the Resale Prospectus Supplement, and the consents of the Company's counsel, Squire Patton Boggs (US) LLP, and independent registered public accounting Firm, FORVIS LLP, which opinion and consents, respectively, are attached hereto as Exhibits 5.1, 23.1 and 23.2.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
5.1	Opinion of Squire Patton Boggs (US) LLP
23.1	Consent of Squire Patton Boggs (US) LLP (included in Exhibit 5.1 hereto)
23.2	Consent of Forvis, LLP
104	Cover Page Interactive Data File – The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bank Holdings Corporation

	By:	/s/ Angela Petrucci
Name: Angela Petrucci
Title: Chief Administrative Officer & General Counsel
Date: November 1, 2022